UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22011

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York		10036
(Address of principal executive offices)		(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	October 31, 2012

Date of reporting period:	January 31, 2012

Item 1.  Schedule of Investments.

The Fund’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Portfolio of Investments

First Quarter Report

January 31, 2012 (unaudited)

	Face Amount (000)		Value (000)
Fixed Income Securities (99.6%)
Argentina (4.1%)
Sovereign (4.1%)
Argentina Boden Bonds,
7.00%, 10/3/15	$66,500		$64,810

Brazil (18.8%)
Sovereign (18.8%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/14	BRL	522,172	298,493

Chile (0.6%)
Sovereign (0.6%)
Chile Government International Bond,
5.50%, 8/5/20	CLP	4,665,000	9,916

Colombia (5.0%)
Sovereign (5.0%)
Colombia Government International Bond,
7.75%, 4/14/21	COP	29,000,000	19,268
12.00%, 10/22/15	33,000,000		23,261
Republic of Colombia,
9.85%, 6/28/27	46,000,000		36,758
			79,287
Hungary (6.2%)
Sovereign (6.2%)
Hungary Government Bond,
6.75%, 2/24/17	HUF	14,588,920	59,730
7.50%, 11/12/20	9,480,000		38,641
			98,371
Indonesia (7.8%)
Sovereign (7.8%)
Barclays Bank PLC, Indonesia Government Bonds, Credit Linked Notes,
10.00%, 7/17/17 (a)(b)	IDR	360,000,000	49,719
Credit Suisse, Indonesia Government Bonds, Credit Linked Notes,
10.00%, 7/17/17	154,683,530		21,363
Deutsche Bank AG, Republic of Indonesia Government Bond, Credit Linked Notes,
11.00%, 12/15/20 (b)	60,000,000		9,280
JPMorgan Chase Bank, London, Indonesia Government Bonds, Credit Linked Notes,
8.25%, 7/17/21	135,000,000		18,174
10.00%, 7/19/17 (b)	192,525,000		26,589
			125,125
Malaysia (3.2%)
Sovereign (3.2%)
Malaysia Government Bond,
3.84%, 8/12/15	MYR	110,000	37,075

	Face Amount (000)		Value (000)
5.09%, 4/30/14	MYR	42,152	$14,509
			51,584
Mexico (15.5%)
Sovereign (15.5%)
Mexican Bonos,
8.00%, 6/11/20	MXN	2,104,028	186,263
Petroleos Mexicanos,
7.65%, 11/24/21 (a)	791,300		61,548
			247,811
Peru (1.8%)
Sovereign (1.8%)
Peru Government Bond,
7.84%, 8/12/20	PEN	37,745	16,095
Peruvian Government International Bond,
7.84%, 8/12/20	30,000		12,792
			28,887
Philippines (1.0%)
Sovereign (1.0%)
Philippine Government International Bond,
4.95%, 1/15/21	PHP	648,000	15,811

Poland (8.3%)
Sovereign (8.3%)
Poland Government Bond,
5.25%, 10/25/17	PLN	120,000	37,325
5.50%, 10/25/19	307,287		95,672
			132,997
Russia (2.4%)
Sovereign (2.4%)
Russian Foreign Bond - Eurobond,
7.85%, 3/10/18 (a)	RUB	1,095,000	37,549

South Africa (9.5%)
Sovereign (9.5%)
South Africa Government Bond,
7.25%, 1/15/20	ZAR	1,070,711	133,786
8.00%, 12/21/18	140,000		18,465
			152,251
Thailand (4.1%)
Sovereign (4.1%)
Thailand Government Bond,

	Face Amount (000)		Value (000)
4.25%, 3/13/13	THB	1,597,940	$52,344
5.25%, 7/13/13	395,100		13,169
			65,513
Turkey (7.3%)
Sovereign (7.3%)
Turkey Government Bond,
10.00%, 2/15/12	TRY	20,716	11,717
10.50%, 1/15/20	166,750		99,336
16.00%, 3/7/12	9,340		5,291
			116,344
Venezuela (4.0%)
Sovereign (4.0%)
Petroleos de Venezuela SA,
8.50%, 11/2/17	$79,500		63,202
Venezuela Government International Bond,
9.25%, 9/15/27	1,349		1,049
			64,251
Total Fixed Income Securities (Cost $1,580,668)			1,589,000

	Shares
Short-Term Investment (0.4%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (c) (Cost $6,184)	6,184,270		6,184
Total Investments (100.0%) (Cost $1,586,852) (d)+			1,595,184
Liabilities in Excess of Other Assets			(318,075)
Net Assets			$1,277,109

(a)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(b)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on January 31, 2012.
(c)

The Fund invests in the Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (the “Liquidity Fund”), an open-end management investment company managed by the Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by the Liquidity Fund with respect to assets invested by the Fund in the Liquidity Fund.

(d)	Securities are available for collateral in connection with open foreign currency exchange contracts.
+

At January 31, 2012, the U.S. Federal income tax cost basis of investments was approximately $1,586,852,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was approximately $8,332,000 of which approximately $71,505,000 related to appreciated securities and approximately $63,173,000 related to depreciated securities.

Foreign Currency Exchange Contracts Information:

The Fund had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank	USD	44,653	$44,653	2/17/12	RUB	1,417,637	$46,714	$2,061
JPMorgan Chase Bank	USD	70,334	70,334	2/27/12	MYR	219,830	72,144	1,810
JPMorgan Chase Bank	USD	32,864	32,864	2/27/12	THB	1,038,000	33,501	637
			$147,851				$152,359	$4,508

BRL	—	Brazilian Real
CLP	—	Chilean Peso
COP	—	Colombian Peso
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
MXN	—	Mexican New Peso
MYR	—	Malaysian Ringgit
PEN	—	Peruvian Nuevo Sol
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RUB	—	Russian Ruble
THB	—	Thai Baht
TRY	—	Turkish Lira
USD	—	United States Dollar
ZAR	—	South African Rand

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2012. (See Notes to the Portfolio of Investments for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Sovereign	$—	$1,589,000	$—	$1,589,000
Total Fixed Income Securities	—	1,589,000	—	1,589,000
Short-Term Investment - Investment Company	6,184	—	—	6,184
Foreign Currency Exchange Contracts	—	4,508	—	4,508
Total Assets	$6,184	$1,593,508	$—	$1,599,692

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of January 31, 2012, the Fund did not have any significant investments transfer between investment levels.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Notes to the Portfolio of Investments • January 31, 2012 (unaudited)

Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (“NYSE”). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosure” (“ASC 820”), defines fair value as the value that the Funds would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below.

•                  Level 1 — unadjusted quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Item 2.  Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the Fund’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3.  Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
March 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
March 22, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
March 22, 2012